Luna Innovations Announces CEO Transition

Richard Roedel Named Interim Executive Chairman and Interim President
Operations Committee of Board Established
ROANOKE, VA, March 25, 2024 -- Luna Innovations Incorporated (NASDAQ: LUNA) (the “Company”), a global leader in advanced fiber optic-based technology, today announced that Scott Graeff has retired from his role as President and Chief Executive Officer of the Company and has stepped down from the Board of Directors (the “Board”), leaving the Company after 21 years, including the last seven as President and Chief Executive Officer. The Board has initiated a search for a new President and Chief Executive Officer with the support of a leading international search firm.

To oversee the Company’s operations while the search is ongoing, Richard Roedel, who has served as Chairman of the Board since 2010, has been appointed Executive Chairman and President on an interim basis. As Interim Executive Chairman and Interim President, Mr. Roedel will work closely with the Company’s leadership team to ensure the Company continues to execute its strategy and serve its customers. To ensure the Board continues to maintain strong independent oversight, Mary Beth Vitale has been designated to serve as Lead Independent Director during the pendency of Mr. Roedel’s service as Executive Chair. The Board has also established an Operations Committee, comprised of David Chanley, Barry Phelps and Gary Spiegel, to provide focused oversight of the Company during this transition period.

“Luna Innovations has a rich history of working in close collaboration with its customers and partners to develop best-in-class sensing, test and measurement, monitoring, and control solutions,” said Mr. Roedel. “Our company’s success is rooted in ensuring we operate in a manner that reflects the highest standards of integrity and with the openness and transparency that reflects the trust our customers put in us. We remain fully committed to our vision, mission, and values while advancing our leadership in fiber optic-based technology to enhance safety, security and connectivity in the world.”

About Luna

Luna Innovations Incorporated (www.lunainc.com) is a leader in optical technology, providing unique capabilities in high-performance, fiber optic-based, test products for the telecommunications industry and distributed fiber optic-based sensing for a multitude of industries. Luna’s business model is designed to accelerate the process of bringing new and innovative technologies to market.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements in this press release relate to the expectations regarding the executive transition and governance changes, including the search for a new chief executive officer, and the

Company’s ability to execute on its strategy, compete in the marketplace, and achieve its financial and strategic objectives. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements include the assumptions underlying or relating to such statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that we believe may affect its business, results of operations and financial condition. The outcomes of the events described in these forward-looking statements are subject to risks and uncertainties, including the uncertainties inherent in management changes, the results of the ongoing, previously reported, independent review of accounting and internal control matters, the Company’s ability to maintain the continued listing of its common stock on the Nasdaq Stock Market, and such other factors described under the heading “Risk Factors” in the reports the Company files with the Securities and Exchange Commission. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this press release relate only to events as of the date of this press release. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

Investor Contact:
Allison Woody
Luna Innovations Incorporated
Phone: 540.769.8465
Email: woodya@lunainc.com

Media Contact:
Chris Kittredge/Stephen Pettibone
FGS Global
Email: luna@fgsglobal.com